UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2011

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2011 Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, and the results of the votes cast at the Meeting:

1. The stockholders voted to elect the following directors by the votes indicated:

		AGAINST OR	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Adam Aron	154,601,859	1,497,711	9,250,540
Charlene Barshefsky	155,002,077	1,097,493	9,250,540
Thomas Clarke	154,899,749	1,199,821	9,250,540
Clayton Daley, Jr.	154,809,453	1,290,117	9,250,540
Bruce Duncan	149,467,657	6,631,913	9,250,540
Lizanne Galbreath	155,855,325	244,245	9,250,540
Eric Hippeau	151,109,590	4,989,980	9,250,540
Stephen Quazzo	151,960,226	4,139,344	9,250,540
Thomas Ryder	154,927,464	1,172,106	9,250,540
Frits van Paasschen	152,735,378	3,364,192	9,250,540
Kneeland Youngblood	154,824,543	1,275,027	9,250,540

2.	The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
159,721,326	5,558,350	70,434	N/A

3.	The stockholders voted, on a non-binding advisory basis, to approve the following resolution, RESOLVED, that the Company stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in our proxy statement for the 2011 Annual Meeting of Stockholders:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
149,458,108	5,954,674	686,788	9,250,540

4.	The stockholders voted, on a non-binding advisory basis, to have an advisory vote on the frequency of the advisory vote on executive compensation every one (1) year:

				BROKER
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	NON-VOTES
139,574,852	214,494	15,902,440	407,784	9,250,540

The Board of Directors of the Company will consider the stockholder advisory vote on this proposal and make a determination regarding the frequency of future stockholder advisory votes on executive compensation within one hundred fifty (150) calendar days of the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

May 10, 2011	By:	Kristen Prohl

Name: Kristen Prohl
Title: Assistant Secretary